UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 906-8555

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement. The information set forth in Item 2.01 below is hereby incorporated by reference into this Item 1.01.

Item 2.01
Completion of Acquisition or Disposition of Assets.

BG PSA and BG PSA Amendment

On March  5, 2013,  EXCO/HGI JV Assets, LLC (“E/H-JV”), a Delaware limited liability company and a joint venture between HGI Energy Holdings, LLC ( “HGI Energy”), a Delaware limited liability company and a wholly owned subsidiary of Harbinger Group Inc. (“HGI” or the “Company”), and  EXCO Resources, Inc., a Texas corporation (“EXCO”), completed the previously announced transactions (the “Transactions”) contemplated by that certain Purchase and Sale Agreement (the “BG PSA”), dated as of February 14, 2013, by and among EXCO Operating Company, LP, a Delaware limited partnership (“EOC”), which assigned its rights and obligations under the BG PSA to E/H-JV pursuant to an assignment and assumption agreement, and BG US Production Company, LLC, a Delaware limited liability company (“BG”).  At the closing, E/H-JV acquired certain conventional oil and natural gas assets in the Danville, Waskom and Holly fields in East Texas and North Louisiana, including and above the Cotton Valley formation from BG for $130.9 million, after customary preliminary closing adjustments.  The economic effective date of the Transactions is January 1, 2013 and the properties acquired by E/H-JV represent an incremental working interest in certain properties that EXCO previously contributed to E/H-JV.

E/H-JV funded this acquisition using borrowings under its revolving credit facility (the “Partnership Credit Facility”).  In connection with the closing, the borrowing base under the Partnership Credit Facility was increased by $70 million to an aggregate of $470 million.  Following the closing, E/H-JV has unused borrowing capacity under the Partnership Credit Facility of approximately $196 million.

Prior to the closing of the Transactions , E/H-JV and BG entered into that certain First Amendment to Purchase and Sale Agreement (the “BG PSA Amendment”), dated as of March 5, 2013,  pursuant to which, among other things, the parties agreed to amend the date by which E/H-JV was required to prepare and submit to BG the Preliminary Settlement Statement (as defined in the BG PSA).

The foregoing description of the BG PSA and the BG PSA Amendment do not purport to be complete and are qualified in their entirety by reference to the BG PSA filed as Exhibit 2.2 in the Company’s Current Report on Form 8-K filed on February 21, 2013 and the BG PSA Amendment filed as Exhibit 2.1 hereto, each of which are incorporated herein by reference.

Item 7.01
Regulation FD Disclosure.

On March 5, 2013, HGI issued a press release (the “Press Release”), announcing the closing of the Transactions.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HGI’s filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

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Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by HGI’s representatives from time to time regarding the matters discussed herein, including those statements related to the Transactions, the purchase of assets under the BG PSA and their effects on HGI and its subsidiaries, including future dividends expected to be received by HGI, are or may be forward-looking statements.  Such forward-looking statements are based upon management's current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of HGI, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or other similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that reserve estimates and values, statements about the E/H-JV properties and potential reserves and production levels, the ability of HGI’s subsidiaries (including E/H-JV) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that HGI may not be successful in identifying any suitable future acquisition opportunities, and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”). All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith.  To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith.  To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Exhibit Description
2.1*	First Amendment to Purchase and Sale Agreement, dated as of March 5, 2013, by and among E/H-JV and BG

99.1	Press Release, dated March 5, 2013

*
In accordance with Item 6.01(b)(2) of Regulation S-K, schedules or similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: March 7, 2013	By:	/s/ Thomas A. Williams
		Name: Title:	Thomas A. Williams Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Exhibit Description
2.1*	First Amendment to Purchase and Sale Agreement, dated as of March 5, 2013, by and among E/H-JV and BG

99.1	Press Release, dated March 5, 2013

*
In accordance with Item 6.01(b)(2) of Regulation S-K, schedules or similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

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